UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2007

                          MARINE GROWTH VENTURES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware               20-0890800                   333-128077
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

               405-A Atlantis Road, Cape Canaveral, Florida 32920
               (Address of principal executive offices) (zip code)

                                 (321) 783-1744
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Vessel Financing

      To obtain funding for the purchase the Pacific Aurora, a Canadian flagged vessel (the "Vessel"), on March 27, 2007, Marine Growth Canada, Ltd. and Marine Growth Finance & Charter, Inc. (collectively, the "Borrower"), wholly-owned subsidiaries of Marine Growth Ventures, Inc. (the "Company"), entered into a Loan and Security Agreement with Greystone Business Credit II LLC ("Greystone"). Pursuant to the terms of the Loan and Security Agreement the Borrower issued a Term Note to Greystone in the aggregate principal amount of $1,500,000 for a term of 2 years. The Term Note bears interest at a rate of 2.25%, plus the prime interest rate.

      The Borrower granted a security interest in all of its assets, including the Vessel, to Greystone as security for the financing facility. The Borrower paid a commitment fee of $22,500 and will pay a loan servicing fee of .2% each month based on the outstanding principal of the Term Note.

      In addition, the Company executed a Guaranty in favor of Greystone to guaranty the full payment of all obligations due under the Term Note.

Note Amendment

      On January 5, 2006, Marine Growth Ventures, Inc. (the "Company") issued a revolving note (the "Note"), with an aggregate principal amount of $50,000 to a stockholder, who is also the majority member of the LLC that is the majority owner of the Company. Funds are advanced to the Company, as needed, to pay for ongoing operations. The Note had a maturity date of June 30, 2006. It has been agreed that the maturity date will extend to December 31, 2006 unless the lender notifies the borrower, in writing, thirty days prior to the maturity date. This Note has an interest rate of 10%.

      On March 31, 2006, an amendment was issued on this Note increasing the aggregate principal amount to $100,000.

      On June 20, 2006, a second amendment was issued on this Note increasing the aggregate principal amount to $150,000.

      On October 6, 2006, a third amendment was issued on this Note increasing the aggregate principal amount to $200,000.

      On January 16, 2007, a fourth amendment was issued on this Note increasing the aggregate principal amount to $250,000 and extending the maturity date to January 15, 2008.

      On February 20, 2007, a fifth amendment was issued on this Note increasing the aggregate principal amount to $300,000 and extending the maturity date to February 20, 2008.

      On March 16, 2007, a sixth amendment was issued on this Note increasing the aggregate principal amount to $400,000.

      On March 26, 2007, a seventh amendment was issued on this Note increasing the aggregate principal amount to $500,000.

Item 2.01  Completion of Acquisition or Disposition of Assets.

      On March 15,  2007,  Marine  Growth  Canada Ltd.  entered  into a Sale and
Purchase Agreement with British Columbia Discovery Voyages, Inc., T. Jones Enterprises, Inc. and Trevor Jones, pursuant to which the Company would purchase the Pacific Aurora, a Canadian flagged vessel, for an aggregate purchase price of $1,350,000. In accordance with the Sale and Purchase Agreement, on March 15, 2007 the Company made an initial down payment of $85,000. On March 27, 2007 the balance of the purchase price, of $1,265,000, was paid to the sellers and the Company acquired the Pacific Aurora for use in its intended cruise timeshare business operations.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number                      Description
--------------------------------------------------------------------------------
10.1        Sale  and  Purchase  Agreement,  by  and  between  British  Columbia
            Discovery Voyages, Inc., T. Jones Enterprises, Inc. and Trevor Jones, as sellers, and Marine Growth Ventures, Inc., as buyer (incorporated by reference to the exhibits to Registrants Form 8-K filed on March 21, 2007).
10.2 Loan and Security Agreement between Greystone Business Credit II LLC, Marine Growth Canada, Ltd. and Marine Growth Finance & Charter, Inc., dated as of March 27, 2007.
10.3 Guaranty in favor of Greystone Business Credit II LLC, by and among Marine Growth Ventures, Inc., Marine Growth Canada, Ltd. and Marine Growth Finance & Charter, Inc., dated as of March 27, 2007.
10.4 Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 10-QSB filed on May 16, 2006).
10.5 First Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 10-QSB filed on May 16, 2006).
10.6 Second Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 10-QSB filed on August 7, 2006).
10.7 Third Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on October 11, 2006).
10.8 Forth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on January 16, 2007).
10.9 Fifth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on February 21, 2007).
10.10 Sixth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on March 21, 2007).
10.11 Seventh Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MARINE GROWTH VENTURES, INC.


Dated:  March 28, 2007               By: /s/ Katherine Ostruszka
                                         --------------------------------
                                     Katherine Ostruszka
                                     Chief Financial Officer